

The Marygold Companies, Inc.*

MGLD: NYSE American

Global holding company,
building shareholder value
through acquisition, development
and operation of a diverse portfolio
of wholly-owned subsidiaries.

October 2022

**Formerly known as Concierge Technologies, Inc. prior to corporate name change in March 2022.*

Disclaimer and Cautionary Note on Forward Looking Statements

This presentation of The Marygold Companies, Inc. (the "Company," ("TMC," "we," "us," or "our") includes "forward-looking statements" intended to qualify for the Safe Harbor from liability, established by the Private Securities Litigation Reform Act of 1995. Such statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include statements or assumptions about plans, strategies, financial performance, financing plans, prospects, capital structure, cash flow, liquidity, goals and objectives for future operations or growth or future events. As a result, actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management team, are inherently uncertain. A more complete description of risks and uncertainties can be found in the Company's filings with the U.S. Securities and Exchange Commission, available for free at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. The Company undertakes no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that additional updates will be made with respect to those or other forward-looking statements.



The Marygold Companies: *Overview*

Identifying, acquiring and operating mature, profitable companies with management teams and sustainable business plans fully in place.
Plus… currently finalizing development/planning launch of innovative consumer fintech app.

$38M
Revenue – FY 2022

$2.4M
FY 2022 Pre-tax income

4
Industry Segments

114
Employees globally

- Current corporate structure and leadership team formed in 2015
- Shares traded: NYSE American: MGLD
- Shares outstanding: 40.4 million common stock
- Fiscal year-end: June 30

Strategic Approach to Corporate Growth

1

Acquire diverse businesses to mitigate dependence on single segment or business sector.

2

Buy established, profitable companies, with experienced management teams and sustainable business models.

3

Pay a fair price and reward our new employees with performance-based incentives. Reinvest profits to growth initiatives within the sector.

4

Think outside the box. Explore emerging technologies or opportunities that suit our collective skillsets.

More About "*Item 4*"

Three years ago, began exploring opportunities to leverage asset management expertise toward developing a mobile banking app in then-emerging fintech space. As development began, our vision grew broader, feature-sets more inclusive, embedded security even tighter, and the user experience even friendlier. Today, through Marygold & Co. subsidiary:

the **Marygold Mobile Banking App**
is in final, beta-testing development phase,
with planning underway for upcoming launch.


Contactless Debit Mastercard
Bonuses & Rewards for all accounts
37,000 Surcharge Free MoneyPass ATM's Nationwide
Pay Anyone in the US for Free with their Mobile Number or Email
Get Paid Up to 2 Days Early
Customizable Security Dashboard
Marygold & Co.
debit

Key App Features and Differentiators

- In-house development allows full control over processes and ability to provide timely customer service and response.
- Embedded AI and voice recognition.
- Bank-agnostic payment processing.
- Entirely focused on user benefit; not a bolt-on app trying to sell financial services.
- Provides cards/accounts for other family members, with customizable limits and/or definitions on:
  - *Spending*
  - *Geo-fencing*
  - *Recipients*





Like having a 24-hour banker on your phone

A financial technology company transforming mobile banking, payments and investing

Marygold & Co.

Denver, Colorado

Founded in 2019, with development costs funded by parent company, Marygold & Co.'s plans to enter fintech sector with proprietary mobile banking app - developed in-house - offering free FDIC-insured accounts.

App will provide secure means to: send, receive, spend and save, with ability to send money to anyone, even if recipient does not have Marygold app.

More than one way to pay

App will feature following payment methods:
Traditional Credit/Debit Card – Smart Watch – Smart Phone – E-fob

- Receive free Marygold & Co. Debit Mastercard®
- PayAnyone capabilities
- No unexpected banking fees
- FDIC-insured Spend-Now, Checking, Money Pool Savings Accounts
- No minimums, no credit checks required
- Contactless payments
- Split bill features
- Earn interest on both Spend-Now, Checking, Money Pool Savings Accounts

Security



Spend Now
View PIN
Tap to see your pin
Freeze Card
Tap to freeze card
Card Limits
Configure Spending Limits
Security
Enable Additional Protection
Limits
Payment limits affect all payments related to your Spend Now Card. In stores and online.
You are in limit Tier 1
ATM withdrawals
Left today:
$420
$80
$500
Left this month:
$420
$1,580
$2,000
Swipe Payments
Left today:
$0
$2,000
$2,000
Left this month:
$0
$25,000
$25,000
Limits
$1,580
$2,000
Swipe Payments
Left today:
$0
$2,000
$2,000
Left this month:
$0
$25,000
$25,000
Online Payments
Left today:
$2,000
$0
$2,000
Left this month:
$12,500
$12,500
$25,000

Pay Anyone

Send money to anyone in the U.S. by their mobile phone number or email address for free, whether they are a Marygold & Co. client or not.



Marygold & Co.
Spend Now
$53.39
Total Money Pools
Move Money
Set up direct deposit
Deposit a Check
Bank transfer
Pay Anyone
Send money to phone number or email
Request
Request a payment from one friend or many
Split
Split expenses with one friend or many

Money Pool Savings Accounts

Manage, track and visualize each individual savings goal by creating custom Money Pools



My Moneypools
New Money Pool
Trip to Thailand
Retirement
General
Title
Title*
Paddle Board
Goal
$349.99
5th July 2021
* Required
Create
Account
Total Money Pools
$2,104,800.00
Create New
General
Emergencies
Retirement
Mountain Vacation
House Down Payment

Starting a Money Pool


Arrive in style at LD Micro conference
2024 Money Pool
View Full Report
Confirm


Arrive in style at LD Micro conference
2032 Money Pool
View Full Report
Confirm


Arrive in style at LD Micro conference
2032 Money Pool
View Full Report
Confirm


Full Report


Title
Create


Arrive in style at LD Micro conference
Create

Money Pool Investment Accounts

Model portfolios for long-term goals. Marygold Advisory Services is a Registered Investment Advisor with the SEC.

Manage, track and visualize each investment goal by creating custom Money Pools designed around the timing of the goal.



ATM Locator


Move Money
Set up direct deposit
Deposit a Check
Bank transfer
ATM Locator
Pay Anyone
Send money to phone number or email
Request
Request a payment from one friend or many
Split
Split expenses with one friend or many


Search
JAPANTOWN
DOWNTOWN SAN JOSE
Burbank
WILLOW GLEN
Google



Marygold & Co. Overview

2023

Initial focus on "FIRE" and "HENRY" groups, which have interests the app specifically addresses.

App provides ability to pay anyone, create investments through money pools, earn interest on cash balances, use card or wearables for PoP transactions if desired, authorize family member users with their own limits and monitoring features. All with embedded state-of-technology security features.

Currently, more than 10,000 on waitlist to download app and start using.

Marketing plans to attract significant subscriber base.






Marygold & Co.

Marygold Advisory Services

- SEC-registered investment advisor.
- Will provide "Money Pools" with balanced portfolios in accordance with user selected risk tolerance.
- Enables customized savings goals with timelines and amounts, including for retirement; vacation; wedding; college; much more.
- Ability to add or withdraw from Money Pool accounts as subscriber determines.

Our Global Brands

Marygold & Co.

Marygold & Co. (UK)

And its wholly-owned subsidiary in the U.K., Tiger Financial & Asset Management Limited

USCF

USCF Asset Management

Asset manager of exchange-traded products (ETPs) and exchange-traded funds (ETFs)

GOURMET FOODS

Gourmet Foods Ltd.

Commercial-scale baker of nationally recognized products in New Zealand

Brigadier Security Systems

Comprehensive security solutions provider in Canada

Original Sprout

Original Sprout

Branded manufacturer of non-toxic hair and skin products

Printstock Products Ltd.

Specialty printer of wrappers and other food good packaging and labeling products



Tiger Financial & Asset Management Limited

Marygold & Co. (U.K.)

London, England

Formed in 2021 as vehicle to complete targeted acquisitions in U.K. Parent company capitalized Marygold & Co. (UK) with approximately £2 million from existing cash-flow to acquire *Tiger Financial and Asset Management Limited* in England, an FCA-certified asset manager and investment advisor, established in 2007, for approximately US $1.9 million, and with AUM of **£43M*** (approximately US $42.0 million).

- ✓ Brings existing financial asset management expertise of Company management to significantly grow AUM.
- ✓ Drives modernization by introducing Marygold technology platform to legacy business.
- ✓ Existing Tiger management remaining on staff, with executive management, of Marygold & Co (UK) assuming leadership.
- ✓ With Tiger as profitable certified asset manager/investment advisor, Marygold & Co. (UK) will establish U.K. banking partnerships to offer mobile app services as provided by Marygold & Co. platform.

* *Assets under management as of June 30, 2022.*

USCF

INVEST IN WHAT'S REAL

USCF Investments

Walnut Creek, California

Approximately 63% of total MGLD 2022 revenues.

Comprises United States Commodity Funds LLC ("USCF") and USCF Advisers LLC ("USCF Advisers"), each of which manages, operates or is an investment advisor to exchange traded funds (ETFs) listed on the NYSE Arca. Earns monthly management/advisory fees based on agreements with each fund.

$24M	~$4.9B*	12
FY2022 Revenues	Assets under management	Total exchange traded products

Exchange Traded Funds

Commodity	
SDCI	USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund
GLDX	USCF Gold Strategy Plus Income Fund
Equity	
UMI	USCF Midstream Energy Income Fund
UDI	USCF Dividend Income Fund

Exchange Traded Products

Broad Commodity	
USCI	United States Commodity Index Fund
Single Commodity	
OIL	
USO	United States Oil Fund
USL	United States 12 Month Oil
BNO	Fund United States Brent Oil Fund
NATURAL GAS	
UNG	United States Natural Gas Fund
UNL	United States 12 Month Natural Gas Fund
GASOLINE	
UGA	United States Gasoline Fund
METALS	
CPER	United States Copper Index Fund

* *Assets under management as of June 30, 2022.*

Gourmet Foods

New Zealand

Approximately 21% of total MGLD 2022 revenues.

Manufactures and distributes New Zealand meat pies on a commercial scale from facilities located in Tauranga.

Gourmet Foods' wholly owned subsidiary, Printstock Products Limited, based in Napier, New Zealand, prints specialty wrappers for food industry in New Zealand.

$7.9M
Net Revenues – FY 2022

25%
Gross margin – FY 2022

Significant Gourmet Foods customers include:

Brigadier Security Systems

Saskatchewan, Canada

Approximately 7% of total MGLD 2022 revenues.

BRIGADIER
SECURITY SYSTEMS

Brigadier Security Systems, founded in 1985, is a leading electronic security company in the province of Saskatchewan. Brigadier has offices in the urban areas of Saskatchewan, operating as Brigadier Security in Saskatoon, and as Elite Security in Regina.

$2.5M	54%	136
Net Revenues – FY 2022	Gross margin – FY 2022	Years of combined industry experience

Provides:

Access control – Camera systems – Fire alarm monitoring panels – Intrusion alarms

Serving:

Homes – Businesses – Government offices – Schools – Public buildings

Certified in the following manufacturers' products:

Honeywell SECURITY — Panasonic — AVIGILON™ — Kantech

Original Sprout


Original Sprout
Classic Collection
CLASSIC CURL CALMER
CLASSIC STYLING BALM

Full line of products found at:
https://originalsprout.com

Original Sprout

San Clemente, California

Approximately 9% of total MGLD 2022 revenues.

Formulates and packages hair and skin care products that are 100% vegan, tested safe and non-toxic, and marketed globally through distribution networks to salons, resorts, grocery stores, health food stores, e-tail sites and on the Company's website.

$3.5M
Net Revenues – FY 2022

41%
Gross margin – FY 2022

Global distribution:

Malaysia – Singapore – Canada – England – Turkey – Mexico
New Zealand – China – Dubai – E.U. and others

U.S. Retail Presence

LASSENS NATURAL FOODS & VITAMINS · TARGET · Walt Disney · WHOLE FOODS MARKET · SPROUTS FARMERS MARKET

E-commerce channels

amazon · Walmart · COSTCO WHOLESALE


Historic Revenues
45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
2016
2017
2018
2019
2020
2021
2022
USCF
Brigadier
Original Sprout
Gourmet Foods
Total Revenue

History of Growth

Company has performed profitably since 2016.

Financial Services segment contributes more than half of consolidated revenues. *(Revenues at USCF determined by level of AUM.)*

Diversification into other sectors provides sustainable revenue streams, regardless of AUM level at USCF.


FY 2022 Revenue by Subsidiary
7,930,888
3,529,789
23,835,348
2,533,098
USCF
Brigadier
Original Sprout
Gourmet Foods

Financial Statements

Consolidated Balance Sheets – *(Audited)*

	Jun. 30, 2022	Jun. 30, 2021
CURRENT ASSETS		
Cash and cash equivalents	$13,928,899	$16,072,955
Other current assets	11,309,483	8,036,180
Total current assets	25,238,382	24,109,135
Other assets, long - term	10,072,195	7,398,545
Total assets	35,310,577	31,507,680
CURRENT LIABILITIES		
Total current liabilities	4,807,649	5,064,223
LONG-TERM LIABILITIES		
Total long-term liabilities	1,463,654	1,156,793
Total liabilities	6,271,303	6,221,016
STOCKHOLDERS' EQUITY		
Total stockholders' equity	29,039,274	25,286,664
Total liabilities and stockholders' equity	$35,310,577	$31,507,680

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	12 Months Ended (audited)	
	Jun. 30, 2022	Jun. 30, 2021
Net revenue		
Fund management - related party	$23,835,348	$25,169,182
Net revenue	37,829,123	39,904,448
Cost of revenue	9,194,783	9,290,616
Gross profit	28,634,340	30,613,832
Operating expense		
Total operating expenses	26,253,939	23,195,355
Income from operations	2,380,401	7,418,477
Other (expense) income:		
Total other (loss) income, net	(22,280)	216,424
Income before income taxes	2,358,121	7,634,901
Provision of income taxes	(1,212,400)	(1,785,458)
Net income	$1,145,721	$5,849,443
Weighted average shares of common stock		
Basic and diluted	39,034,611	38,473,159
Net income per share	$ 0.03	$ 0.15

Note:
Operating results for 2022 fiscal year negatively impacted by legal settlement of $2.5 million, an additional $3.1 million expensed toward the development of the Marygold fintech app, plus acquisition of Tiger Financial. Downward change in currency exchange rates between New Zealand and U.S. also resulted in lower profits derived from Gourmet Foods subsidiary.

Experienced Leadership



Nicholas Gerber

Chairman of the Board & CEO

Co-founded United States Commodity Funds, LLC and served as President and CEO, Jun. 2005 – Jun. 2015 and VP since Jun. 2015.

Co-founded Ameristock Corporation in Mar. 1995, a California-based investment adviser, Mar. 1995 – Jan. 2013.

Served as VP/CIO of Lyon's Gate Reinsurance Company, Ltd., Jun. 2003 – 2009.



David Neibert

Chief Operations Officer, Director, Secretary

Previously served as CEO of predecessor Company, Apr. 2007 – Jan. 2015, then CFO, Feb. 2015 – Oct. 2017, and COO, Nov. 2017 to present.

Since acquisitions, continuously served as President of Original Sprout; Director and officer of Gourmet Foods Ltd., Brigadier Security Systems, Marygold & Co (US and UK).

Previously served in various executive management positions while in the telecom industry 1992 – 2002.



Stuart Crumbaugh

Chief Financial Officer

CFO since 2017 and also CFO of USCF subsidiary.

Previously CFO of Sikka Software Corporation, IP Infusion, Inc. and VP of Finance with Virage Logic, Inc.

Served in various roles at Solera Holdings, Inc., including CFO for the Americas and Global VP of Finance, where he was instrumental in preparing and guiding Solera through its IPO in 2007.

Board of Directors



Scott Schoenberger



Katie Rooney



Derek Mullins



Erin Grogan



Joya Delgado Harris



Matt Gonzalez



Investment Highlights

- Proven strategy to use cash flows from existing operations to acquire or develop other revenue-producing sources, with focus on existing sectors, including fintech.
- Despite impact of pandemic and global supply chain challenges, Company has remained profitable.
- Successful uplist to the NYSE American in March 2022 providing greater liquidity, visibility and long-term value to shareholders.
- Operating units are recognized brands in respective industries, with profitable, stable revenue streams.
- Strong corporate balance sheet, with essentially no debt.
- Soon-to-be- launched fintech app envisioned to be key component of Company's continuing and future success.
- Ground-floor opportunity: *Undervalued, relatively unknown… and now telling the story.*



Thank You!

The Marygold Companies, Inc.
120 Calle Iglesia, Unit B
San Clemente, CA 92672

www.themarygoldcompanies.com
info@themarygoldcompanies.com

Investor Relations:

PondelWilkinson Inc.
310-279-5965
Roger S. Pondel
rpondel@pondel.com